Exhibit 99.1

PROXY AND RIGHT OF FIRST REFUSAL AGREEMENT

This Proxy and Right of First Refusal Agreement, dated as of [    ], (this “Agreement”), is by and among Liberty Broadband Corporation, a Delaware corporation (“Liberty”), Advance/Newhouse Partnership, a New York general partnership (“A/N”), and, for the limited purposes of the proviso to Section 2(e) and Section 7(k), Charter (as defined below). For purposes of this Agreement, capitalized terms used and not defined herein shall have the respective meanings ascribed to such terms in the Amended and Restated Stockholders Agreement, dated as of May 23, 2015 (the “Stockholders Agreement”), by and among Liberty, A/N, Charter Communications, Inc., a Delaware corporation (“Charter”), and CCH I, LLC, a Delaware limited liability company (“New Charter”), as such Stockholders Agreement is in effect on the date hereof and without giving effect to any amendments or modifications thereto unless it has been amended or modified in accordance with its terms.

WHEREAS, pursuant to the Contribution Agreement, dated March 31, 2015 (as amended) (the “Contribution Agreement”), by and among A/N, A/NPC Holdings LLC, Charter, New Charter and Charter Communications Holdings, LLC (“Charter Holdco”), A/N is contributing (a) all of the issued and outstanding limited liability company membership interests of Bright House Networks, LLC, a Delaware limited liability company, to Charter Holdco in exchange for (i) cash, (ii) preferred units of Charter Holdco (the “Preferred Units”), (iii) common units of Charter Holdco (the “Common Units,” and together with the Preferred Units, the “Holdco Units”) and (b) one share of Class B Common Stock in exchange for the sum of $1.00;

WHEREAS, the Holdco Units are exchangeable into approximately [    ] shares of Class A Common Stock (the number of shares into which the Holdco Units and shares of Class B Common Stock are convertible or exchangeable is hereinafter sometimes referred to as the “A/N Notional Shares”);

WHEREAS, the share of Class B Common Stock issued to A/N will have variable voting rights which will reflect the votes attributable to the A/N Notional Shares as if all Holdco Units and shares of Class B Common Stock had been exchanged into Class A Common Stock immediately prior to any Record Date;

WHEREAS, as a condition to Liberty’s execution of the Stockholders Agreement, A/N has agreed to grant to Liberty a proxy to vote a portion of the votes represented by the Common Shares and a right of first refusal with respect to a Transfer of shares of Class A Common Stock (or shares of Class A Common Stock underlying any Common Units) that A/N proposes to Transfer under certain circumstances, all as provided herein; and

WHEREAS, A/N and Liberty are entering into this Agreement in order to set forth the terms and conditions of the A/N Proxy and the other matters as provided herein.

NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. CERTAIN DEFINITIONS.

As used in this Agreement, the following terms have the respective meanings set forth below.

“40 Act” means the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

“40 Act Event” means any action, event, change in Law, change in composition of assets or other occurrence which in the reasonable opinion of Liberty’s outside counsel results or will result in Liberty becoming required to register as an investment company under the 40 Act; provided, that in making such determination any potential grace period between the date that Liberty determines that it is required to register as an investment company under the 40 Act (or the date the applicable Governmental Entity makes such a determination with respect to Liberty) and the date such registration is required to become effective under the 40 Act shall be disregarded.

“Acquisition Cap” means the greater of (a) 26% and (b) the Voting Cap of Liberty.

“Agreement” has the meaning set forth in the Preamble.

“A/N” has the meaning set forth in the Preamble.

“A/N Notional Shares” has the meaning set forth in the Recitals.

“Beneficial Owner” and “Beneficial Ownership” has the meaning set forth in the Stockholders Agreement; provided, that, for purposes of this Agreement, (i) each holder of Holdco Units will be deemed to Beneficially Own the shares of Class A Common Stock and Class B Common Stock issuable upon the exchange of such Holdco Units (regardless of whether such Holdco Units are then directly or indirectly exchangeable for Class A Common Stock or Class B Common Stock), and (ii) shares of Class A Common Stock issuable upon exercise, conversion or exchange of any Convertible Security (other than Holdco Units and Class B Common Stock) will not be deemed Beneficially Owned by the holder of such Convertible Security until such shares are issued and outstanding following the exercise, conversion or exchange of such Convertible Security. Notwithstanding the foregoing, for purposes of determining the voting power of the Voting Securities of Charter Beneficially Owned (x) by Liberty, the voting power attributable to the Proxy Shares will be excluded from such calculation, and (y) by A/N, the voting power of the Voting Securities Beneficially Owned by it will be determined without duplication as among the different type of securities owned. For the avoidance of doubt, references to the Beneficial Ownership by Liberty or A/N of any securities or control of any voting power will be deemed to refer to the ownership of such securities or control of such voting power by the Liberty Parties collectively or the A/N Parties collectively, as the case may be.

“Board” means the Board of Directors of Charter.

“Business Day” means a day, other than a Saturday or Sunday, on which commercial banks in New York City are open for the general transaction of business.

“Certificate” means the Amended and Restated Certificate of Incorporation of Charter, as in effect at the Effective Time (as the same may be amended from time to time).

A “Change of Control” means,

(i) with respect to Charter, the occurrence of an event described in clause (i) of Company Change of Control; and

(ii) with respect to Liberty, a Liberty Change of Control.

“Charter” has the meaning set forth in the Preamble, provided that Charter means (a) until immediately prior to the closing of the TWC Transactions, Charter, and (b) from and thereafter, New Charter, unless the context otherwise requires.

“Charter Holdco” has the meaning set forth in the Preamble.

“Class A Common Stock” means the Class A Common Stock, par value $0.001 per share, of Charter as it will be constituted immediately following the Effective Time, and any capital stock into which such Class A Common Stock may thereafter be changed (whether as a result of a recapitalization, reorganization, merger, consolidation, share exchange or other transaction or event).

“Class B Common Stock” means the Class B Common Stock of Charter as it will be constituted immediately following the Effective Time, and any capital stock into which such Class B Common Stock may thereafter be changed (whether as a result of a recapitalization, reorganization, merger, consolidation, share exchange or other transaction or event, other than any conversion of shares of Class B Common Stock into Class A Common Stock pursuant to the Amended and Restated Certificate).

“Common Shares” means, collectively, the Class A Common Stock and the Class B Common Stock.

“Common Units” has the meaning set forth in the Recitals.

“Contribution Agreement” has the meaning set forth in the Recitals.

“Convertible Securities” means (x) any securities of a Person that are convertible into or exercisable or exchangeable for any shares of any class or series of common stock of such Person or any other Person, whether upon conversion, exercise, or exchange, pursuant to antidilution provisions of such securities or otherwise (other than, for purposes of this Agreement, the Class B Common Stock), and (y) any subscriptions, options, rights, warrants or calls (or any similar securities) or agreements or arrangements of any character, in each case to acquire common stock, preferred stock or other capital stock.

“Covered First Securities” means the first Common Units or shares of Class A Common Stock (but not Preferred Units or any Common Units into which the Preferred Units may be converted) proposed to be Transferred by A/N up to and including the number of such shares of Class A Common Stock underlying such Common Units and such shares of Class A Common Stock that constitute 7.0% of the Total Voting Power calculated immediately following the Effective Time; provided, that for the avoidance of doubt, following the Transfer of Class A Common Stock to Liberty or a Prospective Purchaser, such shares of Common Stock so Transferred will cease to be Covered First Securities.

“Covered Last Securities” means those Common Units or shares of Class A Common Stock constituting the last 7% of the Total Voting Power Beneficially Owned by A/N (disregarding for this purpose any Preferred Units or any Common Units into which the Preferred Units may be converted).

“Covered Securities” has the meaning set forth in Section 3(a).

“DGCL” means the General Corporation Law of the State of Delaware.

“Effective Time” means the time of the Closing.

“Equity Security” means any Class A Common Stock or Common Units.

“Excluded Matters” has the meaning set forth in the Stockholders Agreement, provided that any proposed change to the terms of the Class B Common Stock also shall be deemed an Excluded Matter for purposes hereof.

“Expiration Date” has the meaning set forth in Section 6(i).

“Holdco Units” has the meaning set forth in the Recitals.

“Liens” has the meaning set forth in Section 4(a)(ii).

“Liberty Elected Shares” has the meaning set forth in Section 3(b)(ii).

“Liberty Notice” has the meaning set forth in Section 3(b)(ii).

“Permitted Transferee” means any A/N Party (i) to whom Common Shares or Common Units are Transferred and (ii) who executes an A/N Assumption Instrument in connection with such Transfer.

“Preferred Units” has the meaning set forth in the Recitals.

“Prospective Purchaser” has the meaning set forth in Section 3(b)(i).

“Proxy” has the meaning set forth in Section 2(a)(ii).

“Proxy Percentage” means, as of any date of determination, the difference, if any, between the Target Percentage and the Voting Interest of Liberty (which, for the avoidance of doubt, shall exclude any Proxy Shares granted pursuant to this Agreement and any shares of

Class A Common Stock which Liberty may purchase pursuant to any pending Preemptive Share Purchase); provided, however, that (x) in no event will the Proxy Percentage be greater than 7.0% (and any excess votes reflected by a percentage above 7% shall inure to the A/N Parties, subject to the Voting Cap of A/N) and (y) in the event the Proxy Percentage as calculated would be a negative number, the Proxy Percentage will be deemed to be zero.

“Proxy Shares” means the shares of Class A Common Stock and Class B Common Stock to the extent that Liberty has the right to vote such shares pursuant to this Agreement; provided, that the number of Proxy Shares shall equal the number of shares of Class A Common Stock and Class B Common Stock that would cause the Voting Interest of Liberty to equal the Target Percentage; provided, further, that the maximum number of Proxy Shares shall not exceed the Proxy Percentage.

“Record Date” means the date for the determination of stockholders entitled to receive notice of, and to vote at, any meeting of the stockholders of Charter, or in any other circumstances upon which stockholders are entitled to vote, consent or otherwise grant approval (including by written consent) occurs.

“ROFR” has the meaning set forth in Section 3(a).

“ROFR Notice” has the meaning set forth in Section 3(b)(i).

“Stockholders Agreement” has the meaning set forth in the Preamble.

“Subject Shares” has the meaning set forth in Section 3(b)(i).

“Target Percentage” means 25.01%; provided, that if the number of Common Shares having voting power equal to 25.01% of the Total Voting Power is not a whole number of shares, the number of Common Shares necessary to achieve the Target Percentage will be rounded up to the nearest whole number.

“Trading Day” means any day on which The Nasdaq Stock Market is open for regular trading of the Class A Common Stock.

“Transfer” has the meaning ascribed thereto in the Stockholders Agreement; provided, however, that if any Permitted Transferee ceases to meet the requirements to be an A/N Party, such Person shall cease to be a Permitted Transferee and the cessation of such qualification shall constitute a Transfer to a Person other than a Permitted Transferee for purposes of Section 3.

“Transferor” has the meaning set forth in Section 3(b).

“VWAP” means, for any Trading Day, a price per share of Class A Common Stock equal to the volume-weighted average price of the Rule 10b-18 eligible trades in the shares of Class A Common Stock for the entirety of such Trading Day as determined by reference to the screen entitled “CHTR <EQUITY> AQR SEC” as reported by Bloomberg L.P. (without regard to pre-open or after hours trading outside of any regular trading session for such Trading Day).

“VWAP Price” has the meaning set forth in Section 3(b)(i).

2. PROXY AND OTHER GOVERNANCE MATTERS.

(a) Irrevocable Proxy Granted to Liberty.

(i) A/N hereby irrevocably constitutes and appoints Liberty and any officer(s) or directors of Liberty designated as proxy or proxies by Liberty as its attorney-in-fact and proxy in accordance with the DGCL (with full power of substitution and re-substitution), for and in the name, place and stead of A/N (which, for the avoidance of doubt, includes any Permitted Transferee), to vote all Proxy Shares (at any meeting of stockholders of Charter however called or at any adjournment or postponement thereof), which will be deemed, for all purposes of this Agreement, to include the right to execute and deliver a written consent in respect of such Proxy Shares from time to time.

(ii) The proxy granted pursuant to clause (i) (the “Proxy”) above is valid and irrevocable and is coupled with an interest for purposes of Section 212 of the DGCL and will terminate automatically pursuant to Section 6. The Proxy will be binding upon A/N, its successors and assigns (including, for the avoidance of doubt, any Permitted Transferee which acquires Beneficial Ownership of Common Shares), including any successor or surviving corporation resulting from any merger, consolidation or other business combination involving A/N. A/N represents that any and all other proxies heretofore given in respect of the Proxy Shares are revocable, and that such other proxies either have been revoked or are hereby revoked.

(iii) Notwithstanding the foregoing, the Proxy shall not apply (and Liberty will have no right to vote the Proxy Shares) in connection with any vote on (or consent to approve) any matter that is an Excluded Matter. For the avoidance of doubt, to the extent that more than one proposal is presented to stockholders of Charter for their consideration at a meeting (or through an action by written consent), Liberty will continue to have the right to vote the Proxy Shares on all proposals other than those relating to the Excluded Matters. Any attempt by Liberty to vote the Proxy Shares on any Excluded Matter shall be void ab initio.

(b) Notwithstanding anything to the contrary set forth herein, the A/N Proxy is personal to Liberty and may not be assigned by Liberty by operation of law or otherwise; provided, that (i) Liberty may assign the A/N Proxy and its rights pursuant to Section 7(f) and (ii) the exercise of the A/N Proxy by any duly authorized officer of Liberty (on behalf of Liberty) will not be deemed an assignment of the A/N Proxy.

(c) Voting on Certain Matters. Each of Liberty and A/N agrees to vote or act by written consent with respect to all Common Shares with respect to which it has the power to vote (whether by proxy or otherwise) in accordance with Section 3.2(h) of the Stockholders Agreement.

(d) Restrictions on Other Agreements. Liberty and A/N agree to the restrictions set forth in Section 4.2(b), (d), (e) and (g) of the Stockholders Agreement.

(e) A/N Covenant.

(i) During the term of this Agreement, A/N agrees that it will not vote in favor of the approval of any amendment to Charter’s Certificate that would (i) reasonably be expected to result in a 40 Act Event occurring or (ii) prevent A/N from performing its obligations hereunder with respect to the A/N Proxy.

(ii) In the event of a change in Law that would reasonably be expected to result in a 40 Act Event occurring during the term of this Agreement, A/N will in good faith consider any amendments to the terms of the A/N Proxy as proposed by Liberty to prevent the occurrence of such 40 Act Event; provided, that any such amendment shall require the prior written consent of Charter pursuant to Section 7(k).

3. RIGHT OF FIRST REFUSAL.

(a) Grant.

(i) Subject to and on the terms and conditions set forth in this Agreement, A/N hereby grants to Liberty a right of first refusal (the “ROFR”), as provided in Section 3(b) of this Agreement, over the Covered First Securities and Covered Last Securities (collectively, the “Covered Securities”) and makes the covenants for the benefit of Liberty set forth herein. Notwithstanding the foregoing, (x) Liberty shall not have a ROFR with respect to any Transfer of Covered Securities in any transaction or series of transactions constituting a Change of Control of Charter, and (y) Liberty shall not be entitled to acquire a number of Covered Securities under this Section 3 which when combined with Voting Securities of Charter Beneficially Owned by Liberty would cause Liberty to exceed the Acquisition Cap, provided, that Liberty shall be entitled to purchase up to that number of Covered Securities which would cause Liberty not to exceed the Acquisition Cap. For the avoidance of doubt, the parties agree that the ROFR shall apply only once with respect to any Covered Securities that simultaneously constitute Covered First Securities and Covered Last Securities.

(ii) Notwithstanding the foregoing, A/N may Transfer Equity Securities comprising any Covered Securities at any time during the term of this Agreement to Permitted Transferees, and Permitted Transferees may thereafter Transfer any such Equity Securities to other Permitted Transferees, provided that any Permitted Transferee shall, prior to taking ownership of such Equity Securities, execute and deliver to Liberty the A/N Assumption Agreement, in which such Permitted Transferee agrees to be bound to the terms of this Agreement (including the Proxy) with respect to such Equity Securities. Any purported Transfer to a Permitted Transferee in violation of the foregoing sentence shall be void ab initio.

(b) Terms and Procedures. During the term of this Agreement, but subject at all times to the ability to satisfy a put of Common Units from A/N for cash in lieu of exchanging such Common Units for shares of Class A Common Stock pursuant to the LLC Agreement and Exchange Agreement (it being understood that, if and when such cash-out right is exercised in respect of Common Units, Liberty shall be entitled to purchase shares of Class A Common Stock on the terms set forth in Section 4.9 of the Stockholders Agreement), A/N (including any Permitted Transferee) (as applicable, the “Transferor”) shall not Transfer any Covered Securities, except to a Permitted Transferee (subject to Section 3(a)(ii)), unless it shall first comply with the following provisions.

(i) If a Transferor determines to Transfer any Equity Securities comprising Covered Securities in a bona fide transaction to a third party purchaser or offeror, in each case, that is not a Permitted Transferee (a “Prospective Purchaser”), the Transferor will provide written notice of such determination to Liberty (a “ROFR Notice”). For the avoidance of doubt, a Transferor may provide a ROFR Notice to Liberty upon its intention to sell Covered Securities to Liberty notwithstanding the absence of a Prospective Purchaser. Such ROFR Notice will specify (A) the total number and type of Equity Securities determined to be Transferred, (B) the number of shares of Class A Common Stock or Common Units comprising the Covered Securities determined to be Transferred (the “Subject Shares”), and (C) the VWAP of the Class A Common Stock for the two (2) full Trading Days immediately prior to the date of the ROFR Notice (the “VWAP Price”). The ROFR Notice will constitute a binding, irrevocable offer by the Transferor to sell any or all Subject Shares to Liberty at the VWAP Price per Subject Share.

(ii) Within three (3) Trading Days following Liberty’s receipt of the ROFR Notice, Liberty may agree, by written notice to the Transferor (the “Liberty Notice”), to acquire the number and type of Subject Shares specified in the Liberty Notice (the “Liberty Elected Shares”) at a cash price per share equal to the VWAP Price. If a Liberty Notice meeting the requirements specified above is not delivered within such three Trading Day period, then Liberty will be deemed to have rejected the offer of the Subject Shares. For the avoidance of doubt, during such three Trading Day period, the Transferor may not effect the proposed Transfer to a Prospective Purchaser (unless prior to the expiration thereof, Liberty provides written notice to the Transferor that it is expressly rejecting the offer of the Subject Shares).

(iii) Upon delivery of a Liberty Notice meeting the requirements specified above within the specified period, the Transferor will be obligated to sell, and Liberty will be obligated to buy, all of the Liberty Elected Shares at the VWAP Price, payable in cash by wire transfer of immediately available funds. The closing of such purchase and sale shall occur at such time and place as the parties thereto may agree, but in any event no later than the tenth (10th) Business Day after the Liberty Notice is delivered. At the closing, each of the Transferor and Liberty will represent and warrant to the other that (a) it has all requisite power and authority to consummate the purchase and sale, (b) there are no consents or notices required to be obtained or delivered to third parties or Governmental Entities (including under the HSR Act) in connection with such purchase and sale, and (c) no injunction of any Governmental Entities exists that would prevent or delay such transactions from occurring, and the Transferor will represent and warrant to Liberty that the Transferor is transferring valid title to the Liberty Elected Shares free and clear of any Lien or restriction, other than applicable federal or state securities Laws or those created by this Agreement.

(iv) If Liberty rejects or is deemed to reject the offer of the Subject Shares (or a portion of such Subject Shares) set forth in the ROFR Notice, then the Transferor will be free to Transfer or otherwise sell on the market the Subject Shares which are not Liberty Elected Shares during the period of forty-five (45) calendar days following the date of the rejection or deemed rejection of the ROFR Notice, without restriction as to price or manner of sale. If the Transferor does not complete the sale of such Subject Shares within five (5) Business Days of the expiration of such forty-five-day period, the Transferor must again comply with the terms of this Section 3 with respect to any proposed Transfer of such Subject Shares.

(v) Each Transferor covenants and agrees that, subject to the terms of the LLC Agreement and the Exchange Agreement, prior to any Transfer of Common Units to Liberty pursuant to this Section 3, the Transferor shall cause such Common Units to be exchanged for shares of Class A Common Stock pursuant to the terms of the LLC Agreement and the Exchange Agreement such that Liberty shall receive shares of Class A Common Stock (in lieu of Common Units) at the closing of the transactions contemplated by the applicable ROFR Notice.

4. REPRESENTATIONS AND WARRANTIES OF A/N; ACKNOWLEDGEMENT.

(a) A/N hereby represents and warrants to Liberty that:

(i) Authority for this Agreement. A/N is a general partnership duly organized, validly existing and in good standing under the Laws of the State of New York and has all necessary partnership power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by A/N and the consummation by A/N of the transactions contemplated hereby (i) will not violate or constitute a breach of or conflict with its partnership agreement and (ii) have been duly and validly authorized, and no other proceedings on the part of A/N are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by A/N and, assuming it has been duly and validly authorized, executed and delivered by Liberty, constitutes a legal, valid and binding obligation of A/N enforceable against A/N in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar Laws relating to or affecting enforcement of creditors’ rights generally, and general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity).

(ii) Ownership of Shares. A/N is the Beneficial Owner of all Holdco Units and Common Shares (including the Proxy Shares) received pursuant to the terms of the Contribution Agreement, in each case, free and clear of all pledges, liens, proxies, claims, charges, security interests, preemptive rights, voting trusts, voting agreements, options, rights of first offer or refusal and any other encumbrances whatsoever (collectively, “Liens”) with respect to the ownership, transfer or other voting of such securities, other than encumbrances created by this Agreement and any Transaction Agreement and any restrictions on transfer under applicable federal and state securities Laws. A/N has the sole authority to direct the voting of the Common Shares in accordance with the provisions of this Agreement and the sole power of disposition with respect to the Common Shares and Holdco Units, with no restrictions (other than restrictions created by this Agreement or any Transaction Agreement and any restrictions on transfer under applicable federal and state securities Laws). Except for the Common Shares and the Holdco Units, as of the date hereof, A/N does not Beneficially Own nor owns of record (i) any other equity securities of Charter or Charter Holdco or (ii) any securities that are convertible into or exercisable or exchangeable for such equity securities.

5. REPRESENTATIONS AND WARRANTIES OF LIBERTY. Liberty hereby represents and warrants to A/N that Liberty is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware and has all necessary corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Liberty and the consummation by Liberty of the transactions contemplated hereby (i) will not violate or constitute a breach of or conflict with its certificate of incorporation or bylaws and (ii) have been duly and validly authorized by, and no other proceedings on the part of, Liberty are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Liberty and, assuming it has been duly and validly authorized, executed and delivered by A/N, constitutes a legal, valid and binding obligation of Liberty enforceable against Liberty in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar Laws relating to or affecting enforcement of creditors’ rights generally, and general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity).

6. TERM; TERMINATION. This Agreement will terminate upon the first to occur of:

(i) the fifth (5th) anniversary of the Effective Date (the “Expiration Date”; provided that such Expiration Date may be extended upon the agreement of A/N and Liberty, to a subsequent agreed upon date, in which case such subsequent date will be deemed the Expiration Date);

(ii) upon written notice by Liberty to A/N, that a 40 Act Event, as determined in the reasonable opinion of Liberty’s counsel, has occurred;

(iii) upon written notice by A/N to Liberty, upon a material breach by Liberty of any of its covenants or agreements contained herein, provided that such breach shall not have been cured within ten (10) Business Days after written notice thereof shall have been received by Liberty;

(iv) a Liberty Change of Control;

(v) a Transfer by any Liberty Party of any shares of Class A Common Stock, other than (A) a Permitted Transfer, provided, that in the case of a Transfer pursuant to clause (y) of Section 4.6(b)(ix) of the Stockholders Agreement, the Voting Interest of Liberty (including the Proxy Shares) shall equal no less than the Target Percentage following the completion of such

Transfer, or within six (6) months following the completion of such Transfer, Liberty acquires such number of shares of Class A Common Stock as is necessary to cause the Voting Interest of Liberty (including the Proxy Shares) to be no less than the Target Percentage; (B) a Transfer of shares of Class A Common Stock constituting 1% or less of the Total Voting Power, provided, that, (x) Liberty shall have promptly notified A/N in writing of such Transfer, (y) A/N shall promptly have provided Liberty with written notice that this Agreement will terminate unless Liberty cures such breach within forty-five (45) calendar days and (z) within thirty (30) calendar days of receipt of notice from A/N, Liberty shall have (1) acquired such number of shares of Common Stock as is necessary to cause the Voting Interest of Liberty (including the Proxy Shares) to be no less than the Target Percentage and (2) certified in writing to A/N that the Voting Interest of Liberty (including the Proxy Shares) is no less than the Target Percentage; or (C) a Transfer by Liberty of any shares of Class A Common Stock following which Transfer Liberty retains no less than an Equity Interest equal to 17.01% (it being understood and acknowledged by Liberty, for the avoidance of doubt, that nothing in this Section 6(v) shall cause the Proxy Percentage to exceed, or to be required to exceed, 7.0%); or

(vi) upon the mutual written agreement of A/N and Liberty.

No party hereto will be relieved from any liability for breach of this Agreement by reason of such termination.

7. MISCELLANEOUS.

(a) Remedies. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Court of Chancery of the State of Delaware or any federal court sitting in the State of Delaware, without bond or other security being required, this being in addition to any other remedy to which they are entitled at law or in equity.

(b) Further Assurances. Each party shall cooperate and take such actions as may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

(c) Expenses. Except as otherwise expressly provided in this Agreement, all costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such costs and expenses.

(d) Governing Law. This Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware.

(e) Jurisdiction. All actions and proceedings arising out of or relating to this Agreement shall be heard and determined in the Court of Chancery of the State of Delaware, or, if the Court of Chancery lacks subject matter jurisdiction, in any federal court sitting in the State of Delaware, and the parties hereto hereby irrevocably submit to the exclusive jurisdiction of such courts (and, in the case of appeals, appropriate appellate courts there from) in any such action or proceeding and irrevocably waive the defense of an inconvenient forum to the maintenance of any such action or proceeding. The consents to jurisdiction set forth in this paragraph shall not constitute general consents to service of process in the State of Delaware and shall have no effect for any purpose except as provided in this paragraph and shall not be deemed to confer rights on any Person other than the parties hereto. The parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT.

(f) Assignment; Successors. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned or delegated in whole or in part, by operation of Law, or otherwise, by any of the parties without the prior written consent of the other parties; provided, that Liberty may assign this Agreement to a Qualified Distribution Transferee. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns. Any purported assignment or delegation not permitted under this Section 7(f) shall be null and void and shall not relieve the assigning or delegating party of any obligation hereunder.

(g) Descriptive Headings. Headings of Sections and subsections of this Agreement are for convenience of the parties only, and shall be given no substantive or interpretive effect whatsoever.

(h) Entire Agreement; No Third-Party Beneficiaries. This Agreement and the Stockholders Agreement constitutes the entire agreement of the parties hereto, and supersede all other prior agreements and understandings, both written and oral, among the parties, with respect to the subject matter hereof and thereof. Nothing in this Agreement shall be construed as giving any Person, other than the parties hereto and their respective heirs, successors, legal representatives and permitted assigns, any right, remedy or claim under or in respect of this Agreement or any provision hereof.

(i) Notices. Any notices or other communications required or permitted under, or otherwise in connection with this Agreement, shall be in writing and shall be deemed to have been duly given (A) when delivered in person, (B) upon transmission by electronic mail or facsimile transmission as evidenced by confirmation of transmission to the sender (but only if followed by transmittal of a copy thereof by (x) national overnight courier or (y) hand delivery with receipt, in each case, for delivery by the second (2nd) Business Day following such electronic mail or facsimile transmission), (C) on receipt after dispatch by registered or certified mail, postage prepaid and addressed, or (D) on the next Business Day if transmitted by national overnight courier, in each case as set forth to the parties as set forth below:

If to A/N, to:

Advance/Newhouse Partnership

5823 Widewaters Parkway

East Syracuse, NY 13057

Facsimile: (315) 463-4127

Attention: Steven A. Miron

E-Mail: sam@mybrighthouse.com

with a copy (which shall not constitute notice) to:

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Facsimile: (212) 291-9067

Attention: Brian E. Hamilton

E-Mail: hamiltonb@sullcrom.com

If to Liberty, to:

Liberty Broadband Corporation

12300 Liberty Boulevard

Englewood, CO 80112

Facsimile:

Attention:

E-Mail:

with a copy (which shall not constitute notice) to:

Baker Botts L.L.P.

30 Rockefeller Plaza

New York, New York 10112

Facsimile: (212) 259-2500

Attention: Frederick H. McGrath

                  Renee L. Wilm

E-Mail: frederick.mcgrath@bakerbotts.com

              renee.wilm@bakerbotts.com

or such other address, email address or facsimile number as such party may hereafter specify by like notice to the other parties hereto.

(j) Severability. If any term or other provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other terms, provisions and conditions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable Law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

(k) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers of or consents to departures from the provisions hereof may not be given, unless approved in writing by Liberty and A/N; provided, that any amendment to the terms of the A/N Proxy (other than the extension on the same terms hereof pursuant to Section 6(i) hereof) shall require the prior written consent of Charter following the approval of such amendment by a majority of the Unaffiliated Directors, which consent shall not be unreasonably withheld, conditioned or delayed, except that Charter may withhold such consent pursuant to the fiduciary duties of the Unaffiliated Directors under applicable Law. For the avoidance of doubt, Charter shall have no rights as a party hereto (including any consent right with respect to any amendments to the terms of the ROFR or the execution of any purchases thereunder, subject to the compliance by Liberty and A/N with their respective obligations under the Stockholders Agreement), except those rights expressly set forth in Section 2(e) and this Section 7(k).

(l) No Implied Waivers. No action taken pursuant to this Agreement, including any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained herein or made pursuant hereto. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by any party to exercise any right or privilege hereunder shall be deemed a waiver of such party’s rights or privileges hereunder or shall be deemed a waiver of such party’s rights to exercise the same at any subsequent time or times hereunder.

(m) Interpretation. When a reference is made in this Agreement to a Section, Exhibit or Schedule, such reference shall be to a Section of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. When this Agreement contemplates a certain number of securities, whether Common Shares or otherwise, as of a particular date, such number of securities shall be deemed to be appropriately adjusted to account for stock splits, dividends, recapitalizations, combinations of shares or other change affecting the such securities.

(n) Counterparts. This Agreement may be executed in counterparts (each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement) and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the undersigned has executed this agreement as of the date first above written.

LIBERTY BROADBAND CORPORATION

By:
Name:
Title:

ADVANCE/NEWHOUSE PARTNERSHIP

By:
Name:
Title:

For the limited purposes of the proviso to Section 2(e) and Section 7(k):

CHARTER COMMUNICATIONS, INC.

By:
Name:
Title:

CCH I, LLC

By:
Name:
Title:

[Signature Page to Proxy and Right of First Refusal Agreement]